COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin

Secretary of the Commonwealth
One Ashburton Place
Boston, Massachusetts 02108-1512

PEGASYSTEMS INC.

RESTATED ARTICLES OF ORGANIZATION
(Massachusetts General Laws, Chapter 156D, Section 10.07; 950 CMR 113.35)

Pegasystems Inc. (the”Corporation”) certifies as follows:

(1) The exact name of the Corporation is Pegasystems Inc.

(2) The registered office address of the Corporation is 101 Main Street, Cambridge, Massachusetts 02142.

(3) These Restated Articles of Organization were adopted on June 2, 2005.

(4) These Restated Articles of Organization were approved by the Board of Directors and by the shareholders of the Corporation in the manner required by G. L. Chapter 156D and the Articles of Organization.

(5) The Corporation’s Articles of Organization as amended and restated hereby are as follows:

ARTICLE I

The exact name of the corporation is Pegasystems Inc.

ARTICLE II

The corporation may engage in any lawful business.

ARTICLE III

The total number of shares and par value, if any, of each class of stock which the corporation is authorized to issue is 70,000,000 shares of Common Stock, $0.01 par value per share (the “Common Stock”), and 1,000,000 shares of Preferred Stock, $0.01 par value per share (the “Preferred Stock”).

ARTICLE IV

If more than one class or series of stock is authorized, the preferences, limitations, and relative rights of each class or series are as follows:

1. Common Stock. The Corporation shall have authority to issue 70,000,000 shares of Common Stock. The rights, privileges, preferences and voting powers of the Common Stock are as follows:

a. Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

b. Liquidation Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding have prior rights on liquidation, upon the liquidation, dissolution or winding up of the corporation, the assets of the corporation shall be distributed ratably among the holders of the Common Stock in proportion to the number of shares of Common Stock held by each such holder.

c. Voting Rights. The holder of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any shareholders meeting in accordance with the By-laws of the corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

d. Increase in Authorized Common Stock. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by an affirmative vote of the holders of a majority of the outstanding capital stock of the corporation outstanding and entitled to vote thereon, voting as a single class.

2. Preferred Stock. The Corporation shall have the authority to issue 1,000,000 shares of undesignated Preferred Stock. The shares of undesignated Preferred Stock may be issued from time to time in one or more series as the Board of Directors may determine. Each series shall be so designated to distinguish the shares thereof from the shares of all other series and classes. Except as to the relative preferences, powers, qualifications, rights and privileges referred to below, in respect of any or all of which there may be variations between different series, all shares of Preferred Stock shall be identical. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

The Board of Directors is expressly authorized, subject to the limitations prescribed by law and the provisions of these Restated Articles of Organization, to provide by adopting a vote or votes, a certificate of which shall be filed in accordance with the Massachusetts Business Corporation Act, for the issuance of the Preferred Stock in one or more series, each with such designations, preferences, voting powers, qualifications, special or relative rights and privileges as shall be stated in the vote or votes creating such series. The authority of the Board of Directors with respect to each such series shall include without limitation of the foregoing the right to determine and fix:

a. the distinctive designation of such series and the number of shares to constitute such series;

b. the rate at which dividends on the shares of such series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative, and whether the shares of such series shall be entitled to any participating or other dividends in addition to the dividends at the rate so determined, and if so, on what terms;

c. the right, if any, of the Corporation to redeem shares of the particular series and, if redeemable, the price, terms and manner of such redemption;

d. the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such series shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation;

e. the terms and conditions, if any, upon which shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, including the price or prices or rate or rates of conversion or exchange and the terms of adjustment, if any;

f. the obligation, if any, of the corporation to retire or purchase shares of such series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

g. voting rights, if any;

h. limitations, if any, on the issuance of additional shares of such series or any shares of any other series of Preferred Stock; and

i. such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors may deem advisable and are not inconsistent with law and the provisions of these Restated Articles of Organization.

ARTICLE V

The restrictions, if any, imposed by these Restated Articles of Organization upon the transfer of shares of stock of any class are: None.

ARTICLE VI

Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or shareholders, or of any class of shareholders:

1. By-Laws

The Board of Directors is authorized to make, amend or repeal the by-laws of the Corporation in whole or in part, except with respect to any provisions thereof which by law, by these Restated Articles of Organization or by the by-laws requires action by the shareholders.

2. Place of Meetings of The Shareholders

Meetings of the shareholders may be held anywhere in the United States.

3. Partnership

The corporation may be a partner in any business enterprise which the Corporation would have power to conduct by itself.

4. Limitations on Director Liability

No director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for improper distributions under Section 6.40 of Chapter 156D of the General Laws of Massachusetts or (iv) for any transaction in which the director derived an improper personal benefit. No amendment to or repeal of any provision of this paragraph, directly or by adoption of an inconsistent provision of these Restated Articles of Organization, shall apply to or have any effect on any liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

ARTICLE VII

These Restated Articles of Organization will become effective when filed in accordance with Chapter 156D, §1.25 of the Massachusetts General Laws.

(6) These Restated Articles of Organization consolidate all prior amendments into a single document and amend Articles II and VI.

Signed this 3rd day of June, 2005, by Shawn Hoyt, its Secretary.

/s/ Shawn Hoyt

Shawn Hoyt

THE COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

RESTATED ARTICLES OF ORGANIZATION
(General Laws Chapter 156D, Section 10.07, 950 CMR 113.35))

I hereby certify that upon examination of these restated articles of organization, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $     having been paid, said articles are deemed to have been filed with me this      day of      , 2005, at      a.m./p.m.

Effective Date:

(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN
Secretary Of The Commonwealth

Filing fee: Minimum filing fee $200, plus $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.

TO BE FILLED IN BY CORPORATION
Contact Information

Robert V. Jahrling, Esq.

Choate, Hall & Stewart

Exchange Place, 53 State Street

Boston, MA 02109

(617) 248-5148 rjahrling@choate.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.